Exhibit 99.2


  Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     I, Thomas A. Madden, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Ingram Micro Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal period ended December 29, 2001 of Ingram Micro Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ingram Micro Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


/s/ Thomas A. Madden                   Subscribed and sworn to
--------------------                   before me this 24th day of
Thomas A. Madden                       October 2002.
October 24, 2002
                                       /s/ Debbie A. Polen
                                       -------------------
                                       Notary Public
                                       My Commission Expires: 11/11/04

                                       Notary Seal
                                       DEBBIE A. POLEN
                                       Commission # 1281316
                                       Notary Public - California
                                       Orange County
                                       My Comm. Expires Nov 11, 2004